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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-61282, 333-61282-01, 333-61282-02 and 333-62782 on Form S-3 and 333-37108,
333-59134, 333-101291 and 333-102306 on Form S-8, of MetLife, Inc., of our
report dated February 19, 2003, appearing in this Annual Report on Form 10-K of MetLife, Inc. for the year ended December 31, 2002.



DELOITTE & TOUCHE LLP
New York, New York
March 18, 2003